Exhibit 10.1
SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

SECOND AMENDMENT
TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of February 27, 2007 (this "Amendment"), is between HURCO COMPANIES, INC., an Indiana corporation (the "Borrower") and JPMORGAN CHASE BANK, N.A., a national banking association, successor by merger to Bank One, NA (Main Office Chicago) (the "Bank").

INTRODUCTION

A. The Borrower and the Bank have entered into the Third Amended and Restated Credit Agreement and Amendment to Reimbursement Agreement dated as of December 1, 2003, as amended by First Amendment to Third Amended and Restated Credit Agreement, dated as of October 26, 2004 (the "Credit Agreement").

B. The Borrower desires to amend the Credit Agreement as herein provided, and the Bank is willing to so amend the Credit Agreement on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises, the parties hereto agree as follows:

ARTICLE 1. AMENDMENT TO CREDIT AGREEMENT

1.1 Section 6.10 is amended and restated to read in full as follows:

6.10 Dividends. If any Default or Unmatured Default then has occurred and is continuing or would be caused thereby, the Borrower will not, nor will it permit any Subsidiary to, declare or pay any dividends or make any distributions on its Capital Stock (other than dividends payable in its own Capital Stock) or redeem, repurchase or otherwise acquire or retire any of its Capital Stock at any time outstanding.

ARTICLE 2. REPRESENTATIONS AND WARRANTIES

In order to induce the Bank to enter into this Amendment, the Borrower represents and warrants that:

2.1 The execution, delivery and performance by the Borrower of this Amendment is within its powers, have been duly authorized, and are not in contravention of any law, rule or regulation, or any judgment, decree, writ, injunction, order or award of any arbitrator, court or governmental authority, or of the terms of the Borrower's organizational documents, or of any contract or undertaking to which the Borrower is a party or by which the Borrower or its property is or may be bound or affected.

2.2 This Amendment is the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.

2.3 No consent, approval or authorization of or declaration, registration or filing with any governmental authority or any nongovernmental person or entity, including without limitation any creditor or member of the Borrower is required on the part of the Borrower in connection with the execution, delivery and performance of this Amendment or the transactions contemplated hereby or as a condition to the legality, validity or enforceability of this Amendment.

2.4 After giving effect to the amendment contained in Article 1 of this Amendment, the representations and warranties contained in Article V of the Credit Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof and no Default or Unmatured Default exists under the Credit Agreement as of the date hereof.

ARTICLE 3. CONDITIONS TO EFFECTIVENESS

This Amendment shall not become effective until the Bank has received the following documents and the following conditions have been satisfied, each in form and substance satisfactory to the Bank:

3.1 This Amendment duly executed on behalf of the Borrower and the Bank and the Consent and Agreement at the end of this Amendment duly executed on behalf of each Guarantor; and

3.2 Such additional agreements and documents, fully executed by the Borrower, as are reasonably requested by the Bank before the Bank executes this Amendment.

ARTICLE 4. MISCELLANEOUS

4.1 If the Borrower shall fail to perform or observe any term, covenant or agreement in this Amendment, or any warranty made by the Borrower in this Amendment shall prove to have been incorrect in any material respect when made, such occurrence shall be deemed to constitute a Default.

4.2 All references to the Credit Agreement in any of the Loan Documents or any other document, instrument or certificate referred to in the Credit Agreement or delivered in connection therewith or pursuant thereto, hereafter shall be deemed references to the Credit Agreement, as amended hereby.

4.3 Except as expressly amended hereby, the Borrower agrees that all Loan Documents are ratified and confirmed and shall remain in full force and effect and that it has no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing.

4.4 The Borrower agrees to pay and save the Bank harmless from liability for all costs and expenses of the Bank arising in respect of this Amendment, including the reasonable fees and expenses of Dickinson Wright PLLC, counsel to the Bank, in connection with preparing and reviewing this Amendment and any related agreements and documents.

4.5 Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

4.6 This Amendment shall be governed by and construed in accordance with the laws of the State of Indiana.

4.7 This Amendment may be executed upon any number of counterparts with the same effect as if the signatures thereto were upon the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first-above written.

HURCO COMPANIES, INC.

By:    /s/ John Oblazney
Print Name:  John Oblazney
Its:   Vice-President, Chief Financial Officer

JPMORGAN CHASE BANK, N.A.

By:   /s/ John Otteson
Print Name:  John Otteson
Its:   Vice-President

CONSENT AND AGREEMENT

As of the date and year first above written, each of the undersigned hereby:

(a) fully consent to the terms and provisions of the above Amendment and the consummation of the transactions contemplated thereby, and agree to all terms and provisions of the above Amendment;

(b) agrees that its guaranty and all other agreements and documents executed by the undersigned in connection with the Credit Agreement or otherwise in favor of the Bank (as defined in the above Amendment (collectively, the "Guarantor Documents") are hereby ratified and confirmed and shall remain in full force and effect, and acknowledges that it has no setoff, counterclaim, defense or other claim or dispute with respect to any Guarantor Document or any transactions in connection therewith; and

(c) acknowledges that it is in its interest and to its financial benefit to execute this consent and agreement.

    HURCO INTERNATIONAL , INC.

    By:    /s/ John Oblazney
    Print Name:  John Oblazney
    Its:   Vice-President, Chief Financial Officer

    HURCO INTERNATIONAL HOLDINGS, INC.

    By:    /s/ John Oblazney
    Print Name:  John Oblazney
    Its:   Vice-President, Chief Financial Officer